AMERICAFIRST INCOME TRENDS FUND Class A: AFPAX Class U: AFPUX Class I: AFPIX SUMMARY PROSPECTUS October 31, 2015

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at http://americafirstfunds.com/forms-literature/. You can also get this information at no cost by calling 1-877-217-8363, emailing info@afcm-quant.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus, dated October 31, 2015, and statement of additional information, dated October 31, 2015, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

Investment Objective: The Fund seeks a high rate of current income with less volatility than common stocks as measured by the standard deviation. The Fund seeks total return as a secondary investment objective.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A and Class U shares if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts is available from your financial professional and in the section entitled How to Buy Shares on page 30 of the Fund’s Prospectus and in Purchase and Redemption of shares on page 39 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)		Class A	Class U	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)		4.00%	2.00%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)		1.00%	1.00%	None
Redemption Fee (as a % of amount redeemed, if sold within 90 days)		1.00%	1.00%	1.00%
Wire Transfer Fee		$15	$15	$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees		0.50%	1.00%	0.00%
Other Expenses		0.68%	0.68%	0.68%
Interest Expense Other Expenses	0.01%, 0.01%, 0.01% 0.67%, 0.67%, 0.67%
Acquired Fund Fees and Expenses[1]		0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses		2.47%	2.97%	1.97%
Fee Waiver[2]		(0.22)%	(0.22)%	(0.53)%
Total Annual Fund Operating Expenses After Fee Waiver		2.25%	2.75%	1.44%

[1]	The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.
[2]	The Advisor and the Trust have entered into an expense limitation agreement whereby the Advisor has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses (exclusive, with respect to the Fund’s Class A and U shares, of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation and with respect to the Fund’s Class I shares, exclusive of any front-end or contingent deferred loads, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, underlying fund fees and expenses or extraordinary expenses such as litigation) in order to limit annual fund operation expenses to 2.20%, 2.70% and 1.40% for Class A, Class U and Class I, respectively. These expense limitations will remain in effect until at least October 31, 2016. This agreement may be terminated by the Fund's Board of Trustees on 60 days’ written notice to the Advisor. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$619	$1,119	$1,644	$3,078
Class U	$473	$1,080	$1,712	$3,409
Class I	$147	$567	$1,013	$2,253

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 226.22% of the average value of the portfolio.

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Principal Investment Strategies:

The Fund seeks to achieve its investment objective by investing in a portfolio of high income securities that may include (but not limited to) stocks, preferred stocks, master limited partnerships (“MLPs”), convertible preferred stock, convertible bonds, real estate investment trusts (“REITS”), and bonds (including high-yield securities, commonly called “junk bonds”) selected by applying quantitative modeling techniques that use numerous factors including (but not limited to) dividend yield, price momentum, trading volume, bid/ask spread, and price as compared to simple and exponential moving averages. The Fund rebalances a significant portion of its holdings on a quarterly or more frequent basis based upon the results of the model. The Fund may hold significantly higher than normal short-term cash positions during rebalancing or when market conditions warrant. The Fund may employ seasonal and/or market timing trading strategies based upon the Advisor’s quantitative models. Investment decisions are strictly based on the results of the quantitative model without emotion or subjective analysis. The model upon which the Fund is based was developed by the Fund’s advisor, AmericaFirst Capital Management, LLC. The Fund invests without restriction as to issuer capitalization, maturity, credit quality or whether the security is foreign or domestic. Foreign bonds may include both domestic and sovereign bonds. Additionally, the Fund may invest in the shares of investment companies that are exchange-traded funds or unit investment trusts (together (“ETFs”) that invest in securities that are consistent with the Fund’s investment objective and policies. The Fund may also write (i.e., sell) covered call option contracts. A “call option” is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A “covered call option” is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its goal. The Fund's net asset value and returns will vary and you could lose money on your investment in the Fund.

•	Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund.
•	ETF Risk. When the Fund invests in another investment company, including an ETF, it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). The Fund has no control over the investments and related risks taken by the underlying funds in which it invests. Additionally, investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted for a number of reasons.
•	High-Yield Risk. High-yield, high-risk securities, commonly called “junk bonds,” are considered speculative. While generally providing greater income than investments in higher-quality securities, these lower-quality securities will involve greater risk of principal and income that higher-quality securities.
•	Interest Rate Risk. Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities.
•	Management Risk. The Advisor's reliance on the model and portfolio manager's judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove to be incorrect and there is no guarantee that the model's forecasts and/or the portfolio manager's judgments will produce the desired results.
•	Preferred Stock Risk. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend to move more slowly upwards than common stock prices.
•	Fixed Income Risk. When the Fund invests in equity securities that may convert to fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments).
•	Foreign and Currency Exposure Risk. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar.
•	MLP Risk. Investments in MLPs involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, cash flow risks, dilution risks and risks related to the general partner’s limited call right. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Many MLPs are focused on energy-related business and are subject to energy sector risks, such as decline in the price of petroleum.
•	Real Estate Risk. Because of its investment in REITs, the Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate.
•	Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund's portfolio.
•	Small and Medium (Mid) Capitalization Stock Risk. The earnings and prospects of small and mid-capitalization companies are more volatile than larger companies, they may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures. In addition, stocks of small and mid-capitalization companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.
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•	Stock Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.
•	Turnover Risk. Because the Fund will rebalance its holdings on an at least quarterly basis, the Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class A shares for each full calendar year since the Fund’s inception. The sales charge is not reflected in the bar chart, and if it were, returns would be less than those shown. The performance table compares the performance of the Fund’s shares over time to the performance of a broad-based market index. The sales charge is reflected in the table, and if it was not included, the return would be more than that shown. You should be aware that the Fund's past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by calling 877-217-8363.

The Fund was reorganized on January 4, 2013 from the AmericaFirst Income Trends Fund (“the Predecessor Fund”), a series of the Mutual Fund Series Trust, as a series of AmericaFirst Quantitative Funds, a Delaware statutory trust. The Fund is a continuation of the Predecessor Fund and, therefore, the performance information includes the performance of the Predecessor Fund.

Performance Bar Chart For Calendar Years Ended December 31

Best Quarter:	3/31/13	7.49%
Worst Quarter:	9/30/11	(14.77)%

The year-to-date return as of the most recent calendar quarter which ended September 30, 2015 was (4.63)%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2014)

Class A Shares	One Year	Since Inception(1)
Return before taxes	(6.95)%	2.42%
Return after taxes on distributions	(9.84)%	0.06%
Return after taxes on distributions and sale of Fund shares	(3.88)%	1.09%
Class I Shares
Return before taxes	(2.26)%	3.97%
Class U Shares
Return before taxes	(5.39)%	2.39%
Lipper Flexible Income Funds Index(2)	5.98%	5.58%
Barclays Aggregate Bond Index(3)	5.97%	3.74%
(1)	The inception date of the Fund’s Class A, I and U shares is July 1, 2010.
(2)	The Lipper Flexible Income Funds Index is comprised of Funds that emphasize income generation by investing at least 85% of their assets in debt issues and preferred and convertible securities. Common stocks and warrants cannot exceed 15%. Investors cannot invest directly in an index.
(3)	The Barclays Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities). Investors cannot invest directly in an index. Barclays Aggregate Bond Index performance does not reflect deductions for fees, expenses or taxes.

After-tax returns are estimated and were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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Advisor: AmericaFirst Capital Management, LLC is the Fund's investment advisor.

Portfolio Manager: Rick Gonsalves, the co-founder and President of the Advisor, serves as the Fund's Portfolio Manager. He has served the Fund in this capacity since the Fund commended operations in 2012. He has served as the Portfolio Manager of the Predecessor Fund since it commenced operations in 2010.

Purchase and Sale of Fund Shares: For Class A and Class U shares, the minimum initial investment in the Fund is $1,000 for a regular account, $1,000 for an IRA account, or $100 for an automatic investment plan account. For Class I shares, the minimum initial investment is $1,000,000. The minimum subsequent investment in the Funds is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemptions requests may be made in writing, by telephone or through a financial intermediary and will be paid by check of wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through an individual retirement account or a tax-exempt plan. If you are investing in a tax-free plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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